Exhibit 4

EXECUTION COPY

TEXAS–NEW MEXICO POWER COMPANY

to

JPMorgan Chase Bank,

as Trustee

Second Supplemental Indenture

Dated as of June 1, 2003

Supplemental to the Indenture

dated as of January 1, 1999

Establishing a series of Securities

designated 6.125% Senior Notes Due 2008

SECOND SUPPLEMENTAL INDENTURE, dated as of June 1, 2003 (herein called the “Second Supplemental Indenture”), between Texas-New Mexico Power Company, a corporation duly organized and existing under the laws of the State of Texas (hereinafter called the “Company”), and JPMorgan Chase Bank, as successor to Chase Bank of Texas, N.A., as Trustee under the Original Indenture referred to below (hereinafter called the “Trustee”).

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of January 1, 1999 (hereinafter called the “Original Indenture”), to provide for the issuance from time to time in one or more series of its debentures, notes, bonds or other evidences of indebtedness (herein called the “Securities”), the form and terms of which are to be established as set forth in Sections 2.1 and 3.1 of the Original Indenture;

WHEREAS, Section 9.1 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture to, among other things, establish the form and terms of the Securities of any series as permitted in Sections 2.1 and 3.1 of the Original Indenture;

WHEREAS, pursuant to the First Supplemental Indenture dated as of January 1, 1999 (the “First Supplemental Indenture”) and the Original Indenture, the Company authenticated and delivered a series of Securities designated the “6¼% Senior Notes Due 2009” in an aggregate principal amount of $175,000,000;

WHEREAS, the Company desires to create a series of the Securities in an aggregate principal amount of $250,000,000 to be designated the “6.125% Senior Notes Due 2008”, and all action on the part of the Company necessary to authorize the issuance of the Senior Notes (as hereinafter defined) under the Original Indenture and this Second Supplemental Indenture has been duly taken;

WHEREAS, all acts and things necessary to make the Senior Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Original Indenture and this Second Supplemental Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

WHEREAS, Section 9.1(k) of the Original Indenture, which was added by the First Supplemental Indenture to the Original Indenture, provides that the Company and the Trustee may enter into indentures supplemental to the Original Indenture to eliminate any provisions related to the Senior Note Mortgage Bonds (as defined in the First Supplemental Indenture) which are no longer applicable after the Release Date (as defined in the First Supplemental Indenture); and

WHEREAS, the Company desires to (a) delete certain definitions from Section 1.1 of the Original Indenture which were added by the First Supplemental Indenture to the Original Indenture and (b) delete Article 14 of the Original Indenture which was added by the First Supplemental Indenture to the Original Indenture as set forth in Section 3.1 and Section 3.2, respectively, of this Second Supplemental Indenture;

NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises and of the acceptance and purchase of the Senior Notes by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Senior Notes (as hereinafter defined), as follows:

ARTICLE ONE

DEFINITIONS

Except to the extent such terms are otherwise defined in this Second Supplemental Indenture or the context clearly requires otherwise, all terms used in this Second Supplemental Indenture which are defined in the Original Indenture or the form of Initial Note (as hereinafter defined) or Exchange Note (as hereinafter defined) attached hereto as Exhibits A and B, respectively, have the meanings assigned to them therein.

In addition, as used in this Second Supplemental Indenture, the following terms have the following meanings:

“Distribution Compliance Period” has the meaning assigned to such term in Regulation S.

“Exchange Notes” means the 6.125% Senior Notes Due 2008 to be issued under this Second Supplemental Indenture in connection with a Registered Exchange Offer pursuant to the Registration Rights Agreement.

“Global Note” means a Rule 144A Global Note or a Regulation S Global Note, as the context may require.

“Initial Notes” means the 6.125% Senior Notes Due 2008 to be issued under this Second Supplemental Indenture on or about the date of this Second Supplemental Indenture.

“Initial Purchasers” means (a) Barclays Capital Inc. and CIBC World Markets Corp., in respect of the Initial Notes and (b) the purchasers of additional Senior Notes, as the case may be.

“Issue Date” means the date on which the Initial Notes are originally issued.

“Non-U.S. Person” has the meaning assigned to such term in Regulation S.

“Private Exchange” means the offer by the Company, pursuant to the Registration Rights Agreement, to the Initial Purchasers to issue and deliver to the Initial Purchasers, in exchange for the Initial Notes held by the Initial Purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Notes.

“Private Exchange Notes” means the 6.125% Senior Notes Due 2008 to be issued pursuant to this Second Supplemental Indenture in connection with a Private Exchange effected pursuant to the Registration Rights Agreement.

“Registered Exchange Offer” means an offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for the Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

“Registration Rights Agreement” means (a) the Registration Rights Agreement dated as of June 10, 2003 among the Company and the Initial Purchasers or (b) any registration rights agreement entered into in connection with the issuance of additional Senior Notes following the Issue Date, as the case may be.

“Regulation S” means Regulation S promulgated under the Securities Act, as amended and in effect from time to time and any successor regulation.

“Regulation S Global Note” means one or more Initial Notes or Private Exchange Notes deposited with a custodian for, and registered in the name of a nominee of, the Depositary, interest in which will be held for the benefit of purchasers of such Initial Notes or Private Exchange Notes in offshore transactions under Regulation S.

“Regulation S Securities” means Securities offered and sold as part of its initial distribution to persons outside the United Sates in accordance with Regulation S under the Securities Act.

“Resale Restriction Termination Date” means the period of two years after the later of the original issue date of a Restricted Security and the last date on which the Company or any affiliate of the Company was the owner of such Restricted Security (or any predecessor of such Restricted Security).

“Restricted Securities” has the meaning given to such term in Section 2.7(a) hereof.

“Rule 144A” means Rule 144A under the Securities Act, as may be amended and in effect from time to time, and any successor rules.

“Rule 144A Global Note” means the one or more Initial Notes or Private Exchange Notes deposited with a custodian for, and registered in the name of a nominee of, the Depositary, interests in which will be held for the benefit of U.S. purchasers of Initial Notes or Private Exchange Notes who are “qualified institutional buyers” as defined in Rule 144A.

“Senior Notes” means the Initial Notes, the Exchange Notes, the Private Exchange Notes and any other 6.125% Senior Notes Due 2008 issued after the Issue Date in accordance with clause (iii) of Section 2.3 hereof treated as a single series of securities for all purposes, as amended or supplemented from time to time in accordance with the terms of this Second Supplemental Indenture and the Original Indenture, that are issued pursuant to this Second Supplemental Indenture.

“Shelf Registration Statement” means the registration statement filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of Senior Notes (other than Exchange Notes) on a continuous basis under Rule 415 of the Securities Act pursuant to the Registration Rights Agreement.

“Transfer Restricted Notes” means Senior Notes that bear or are required to bear one or more of the legends set forth in Section 2.6 hereof.

ARTICLE TWO

TERMS AND ISSUANCE OF THE 6.125% SENIOR NOTES DUE 2008

Section 2.1. Issue of Senior Notes. A series of Securities which shall be designated the “6.125% Senior Notes Due 2008” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Original Indenture, as amended, and this Second Supplemental Indenture (including the form of Initial Notes and Exchange Notes set forth hereto as Exhibits A and B, respectively). The aggregate principal amount of the Senior Notes which may be authenticated and delivered under this Second Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, initially exceed $250,000,000; provided that the Company may from time to time or at any time, without the consent of the Holders of the Senior Notes, issue additional Senior Notes, which additional Senior Notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Senior Notes.

Section 2.2. Form of Senior Notes; Incorporation of Terms. The Initial Notes, the Private Exchange Notes and any additional Senior Notes issued in transactions exempt from registration under the Securities Act shall be substantially in the form of Exhibit A attached hereto and the Exchange Notes shall be substantially in the form of Exhibit B attached hereto. The Senior Notes may have such notations, legends or endorsements approved as to form by the Company and required, as applicable, by law, stock exchange or depository rule, agreements to which the Company is subject and/or usage. The terms of the Senior Notes set forth in Exhibit A and Exhibit B are herein incorporated by reference and are part of the terms of this Second Supplemental Indenture.

Section 2.3. Execution and Authentication. The Trustee, upon a Company Order and pursuant to the terms of the Original Indenture and this Second Supplemental Indenture, shall authenticate and deliver (i) Initial Notes for original issue in an initial aggregate principal amount of $250,000,000, (ii) Exchange Notes or Private Exchange Notes for issue only in a Registered Exchange Offer or a Private Exchange, respectively, pursuant to the Registration Rights Agreement, for a like principal amount of Initial Notes and (iii) additional Senior Notes for original issue after the Issue Date in the amounts specified by the Company. Such Company Order shall specify the amount of the Senior Notes to be authenticated, the date on which the original issue of Senior Notes is to be authenticated, whether the Senior Notes are to be Initial Notes, Private Exchange Notes, Exchange Notes or Senior Notes issued pursuant to clause (iii) above, and the aggregate principal amount of Senior Notes outstanding on the date of authentication. All of the Senior Notes issued under the Original Indenture and this Second Supplemental Indenture shall be treated as a single series for all purposes under the Original Indenture and this Second Supplemental Indenture, including, without limitation, waivers, amendments, and offers to purchase.

Section 2.4. Depositary for Global Securities. The Depositary for the Securities of the series of which this Security is a part shall be The Depository Trust Company in the City of New York.

Section 2.5. Place of Payment. The Place of Payment in respect of the Senior Notes will be at the principal office or agency of the Company in the City of New York, State of New York or at the office or place of business of the Trustee or its successor in trust under the Original Indenture, which, at the date hereof, is located at 2001 Bryan Street, 9th Floor, Dallas, Texas 75201.

Section 2.6. Legends.

(a) Except as permitted by the following paragraphs (b) and (c), each Senior Note certificate shall bear one or more of the following legends in substantially the following form, as appropriate:

If the Senior Notes are Restricted Securities:

“NEITHER THIS SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS SECURITY, ANY PORTION HEREOF NOR ANY BENEFICIAL INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF TEXAS-NEW MEXICO POWER COMPANY (THE “ISSUER”) THAT THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QUALIFIED INSTITUTIONAL BUYERS IN ACCORDANCE WITH RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (IF AVAILABLE), IN EACH SUCH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR

THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.”

If the Senior Notes are Regulation S Securities:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, PRIOR TO THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (1) THE DATE ON WHICH THESE SECURITIES WERE FIRST OFFERED AND (2) THE DATE OF ISSUANCE OF THESE SECURITIES, MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QUALIFIED INSTITUTIONAL BUYERS IN ACCORDANCE WITH RULE 144A OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S OR RULE 144 UNDER THE SECURITIES ACT. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.”

(b) Upon any sale or transfer of a Transfer Restricted Note pursuant to Rule 144 under the Securities Act, the Depositary shall, subject to approval by the Company and the provisions of Section 3.5 of the Original Indenture, permit the Holder thereof to request the issuance of a global Senior Note that does not bear one or more of the legends set forth above and rescind any restrictions on the transfer of such Transfer Restricted Note, if the sale or exchange was made in reliance on Rule 144 and the Holder certifies to that effect in writing to the Depositary.

(c) After a transfer of any Initial Notes or Private Exchange Notes pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes or Private Exchange Notes, as the case may be, all requirements pertaining to legends on such Initial Note or such Private Exchange Note shall cease to apply, and a global Initial Note or Private Exchange Note without legends shall be available (subject to Section 3.5 of the Original Indenture) to the transferee of the Holder of such Initial Notes or Private Exchange Notes or upon receipt of directions to transfer such Holder’s interest in a global Initial Note or Private Exchange Note, as applicable.

(d) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to such Initial Notes that Initial Notes issued to certain Holders be issued in global form shall still apply and Initial Notes in global form with one or more of the legends set forth in Exhibit A shall be available to Holders of such Initial Notes that do not exchange their Initial Notes, and Exchange Notes in global form shall be available (subject to Section 3.5 of the Original Indenture) to Holders that exchange such Initial Notes in such Registered Exchange Offer.

(e) Upon the consummation of a Private Exchange with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Private Exchange Notes in exchange for their Initial Notes, all requirements pertaining to such Initial Notes that Initial Notes issued to certain Holders be issued in global form shall still apply, and Private Exchange Notes in global form with one or more of the legends set forth in Exhibit A shall be available to Holders that exchange such Initial Notes in such Private Exchange.

Section 2.7. Restrictions on Transfer and Exchange of Initial Notes.

(a) All Rule 144A Global Notes and all beneficial interests in one or more Rule 144A Global Notes shall be restricted securities (within the meaning of Rule 144 under the Securities Act; hereinafter, collectively, “Restricted Securities”) and shall be subject to the restrictions on transfer provided in the legend set forth in Section 2.6(a) hereof. The Holder of each Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by such restrictions on transfer. All Restricted Securities shall bear the legend set forth in Section 2.6(a).

(b) Unless and until an Initial Note is exchanged for an Exchange Note in connection with an effective Exchange Offer Registration Statement or a Shelf Registration Statement is declared effective with respect to such Initial Notes and an Initial Note is sold pursuant to the plan of distribution thereunder, the following provisions shall apply:

(i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions in the applicable legends; provided, however, that prior to the expiration of the Distribution Compliance Period transfers of beneficial interests in the Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person.

(ii) Transfer of Beneficial Interests in a Global Note to Another Global Note. A beneficial interest in any Global Note may be transferred to a person who takes delivery thereof in the form of a beneficial interest in another Global Note if the transfer complies with the requirements of the applicable procedures of The Depositary Trust Company and the Trustee receives the following:

(A) if the transferee will take delivery in the form of a beneficial interest in a Rule 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit C hereto; and

(B) if the transferee will take delivery in the form of a beneficial interest in a Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit D hereto.

(c) Prior to or on the expiration of the Distribution Compliance Period, beneficial interests in a Regulation S Global Note may only be held through Morgan Guaranty Trust

Company of New York, Brussels Office, as operator of the Euroclear System (“Euroclear”) or Clearstream Luxembourg, a société anonyme (“Clearstream”) (as indirect participants in the Depositary) or another agent member of Euroclear and Clearstream acting for and on behalf of them, unless exchanged for interests in the Rule 144A Global Note in accordance with the certification requirements hereof. During the Distribution Compliance Period, interests in the Regulation S Global Note, if any, may be exchanged for interests in the Rule 144A Global Note only in accordance with the certification requirements described in this Section 2.7. After the expiration of the Distribution Compliance Period, interests in the Regulation S Global Note may be transferred without requiring the certification set forth in Section 2.7(b) above or any other additional certification.

Section 2.8. Restrictions on Liens. The covenant provided by Section 10.10 of the Original Indenture shall be applicable to the Senior Notes.

Section 2.9. Restrictions on Sale and Leaseback Transactions. The covenant provided by Section 10.11 of the Original Indenture shall be applicable to the Senior Notes.

ARTICLE THREE

AMENDMENTS TO ORIGINAL INDENTURE

Section 3.1. Section 1.1 of the Original Indenture, as amended by the First Supplemental Indenture, is hereby amended by deleting the following definitions:

“Expert” means any officer of the Company familiar with the terms of the First Mortgage Indenture and this Indenture, any law firm, any investment banking firm, or any other Person reasonably acceptable to the Trustee.

“First Mortgage Bonds” means all first mortgage bonds issued by the Company and outstanding under the First Mortgage Indenture, other than Senior Note Mortgage Bonds.

“First Mortgage Indenture” means the Indenture of Mortgage and Deed of Trust, dated November 1, 1944, by and between Community Public Service Co. (now known as the Company) and City National Bank and Trust Company of Chicago, Chicago, Illinois (whose current successor is U.S. Bank Trust, N.A.) (as of the date hereof, the “First Mortgage Trustee”), as supplemented and modified from time to time.

“First Mortgage Trustee” means the Person serving as trustee at the time under the First Mortgage Indenture.

“Related Series of Securities”, when used in reference to any series of Senior Note Mortgage Bonds, means the series of Securities which, in connection with its original authentication and issuance pursuant to Section 3.3 hereof, such series of Senior Note Mortgage Bonds were delivered to the Trustee pursuant to Section 14.1 hereof.

“Related Series of Senior Note Mortgage Bonds”, when used in reference to any series of Securities, shall mean the series of Senior Note Mortgage Bonds delivered to the Trustee pursuant to Section 14.1 hereof in connection with the initial authentication and issuance of Securities pursuant to Section 3.3 hereof.

“Release Date” means a date chosen by the Company which shall be not earlier than the later of (i) the date as of which all First Mortgage Bonds, other than the Senior Note Mortgage Bonds, have been retired through payment, redemption, or otherwise (including those First Mortgage Bonds “deemed to be paid” or as to which the entire indebtedness is paid and discharged within the meaning used in Article 18 of the First Mortgage Indenture) at, before or after the maturity thereof, and (ii) the date as of which no Liens on any Property of the Company or any Subsidiary exists (whether such Liens secure Indebtedness of the Company or any Subsidiary or any other Person), except that this clause (ii) shall not apply to any Lien to the extent described in clauses (a) through (k) of Section 10.10 of the Original Indenture or in the last paragraph of such Section 10.10.

“Senior Note Mortgage Bonds” shall mean any bonds issued by the Company under the First Mortgage Indenture and delivered to the Trustee pursuant to Section 14.1 hereof.

Section 3.2. The Original Indenture, as amended by the First Supplemental Indenture, is hereby amended by deleting Article 14 in its entirety.

Section 3.3. The first paragraph of Section 5.2 of the Original Indenture is hereby amended as follows:

(a) The first parenthetical in the first sentence is amended by replacing “Section 5.1(e) or 5.1(f)” with “Section 5.1(f) or 5.1(g)”; and

(b) The second sentence is amended by replacing the entire first clause thereof with “If an Event of Default specified in Section 5.1(f) or 5.1(g) with respect to Securities of any series at the time Outstanding occurs,”.

ARTICLE FOUR

MISCELLANEOUS

Section 4.1. Execution as Supplemental Indenture. This Second Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Second Supplemental Indenture forms a part thereof.

Section 4.2. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof, or with a provision of the Original Indenture, which is required to be included in this Second Supplemental Indenture, or in the Original Indenture,

respectively, by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 4.3. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.4. Successors and Assigns. All covenants and agreements by the Company in this Second Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.

Section 4.5. Separability Clause. In case any provision in this Second Supplemental Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.6. Benefits of Second Supplemental Indenture. Nothing in this Second Supplemental Indenture or in the Senior Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture.

Section 4.7. Execution and Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 4.8. Governing Law. This Second Supplemental Indenture and the Senior Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principals thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

(CORPORATE SEAL)

TEXAS-NEW MEXICO POWER COMPANY

By
Name: Title:

Attest:

By
Name: Title:

(SEAL)	JPMORGAN CHASE BANK, As Trustee

By
Name: Title:

Attest:

By
Name: Title:

STATE OF NEW YORK	)
:ss
COUNTY OF NEW YORK	)

On this          day of                         , 2003, before me personally came                                                                      , to me known, who, being by me duly sworn, did depose and say that he is a                                                                       of Texas-New Mexico Power Company, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

STATE OF TEXAS	)
:ss
COUNTY OF	)

On this          day of                         , 2003, before me personally came                                                                      , to me known, who, being by me duly sworn, did depose and say that he is a                                                                       of JPMorgan Chase Bank, a New York banking organization described in and which executed the foregoing instrument; that he knows the seal of said organization; that the seal affixed to said instrument is such organization seal; that it was so affixed by authority of the Board of Directors of said organization, and that he signed his name thereto by like authority.

2

EXHIBIT A

[FORM OF FACE OF INITIAL NOTES]

[IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT — UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

[IF A RESTRICTED SECURITY, INSERT — NEITHER THIS SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS SECURITY, ANY PORTION HEREOF NOR ANY BENEFICIAL INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF TEXAS-NEW MEXICO POWER COMPANY (THE “ISSUER”) THAT THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QUALIFIED INSTITUTIONAL BUYERS IN ACCORDANCE WITH RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (IF AVAILABLE), IN EACH SUCH CASE

IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

[IF A REGULATION S SECURITY, INSERT — THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, PRIOR TO THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (1) THE DATE ON WHICH THESE SECURITIES WERE FIRST OFFERED AND (2) THE DATE OF ISSUANCE OF THESE SECURITIES, MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QUALIFIED INSTITUTIONAL BUYERS IN ACCORDANCE WITH RULE 144A OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S OR RULE 144 UNDER THE SECURITIES ACT. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

TEXAS-NEW MEXICO POWER COMPANY

6.125% SENIOR NOTES DUE 2008

$

No.	CUSIP

ISIN

TEXAS-NEW MEXICO POWER COMPANY, a corporation duly organized and existing under the laws of the State of Texas (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of $ on June 1, 2008, and to pay interest thereon from June 10, 2003, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year, commencing November 1, 2003, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment, and, subject to the terms of the Indenture hereinafter referenced, at the rate of 6.125% per annum (assuming a 360-day year consisting of twelve 30-day months) on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15th or October 15th (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on the Securities of this series will be made at the office or agency of the Company maintained for that purpose in the City of New York, State of New York or at the office or place of business of the Trustee or its successor in trust under the Original Indenture hereinafter referenced, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; [if this Security is not a global Security, insert — provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

Reference is hereby made to the further provisions of the Securities of this series set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture (hereinafter referenced), this Security shall not be entitled to any benefits under the Indenture (hereinafter referenced), or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, TEXAS-NEW MEXICO POWER COMPANY has caused this Security to be duly executed.

TEXAS-NEW MEXICO POWER COMPANY

BY
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date: ,
as Trustee,

by

Authorized Signatory

[FORM OF REVERSE OF INITIAL NOTE]

This Security is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the “Securities”), of the series hereinafter specified, all issued or to be issued under and pursuant to the Original Indenture dated as of January 1, 1999, as supplemented by the Second Supplemental Indenture, dated as of June 1, 2003 (as so supplemented, the “Indenture”), duly executed and delivered by the Company and JPMorgan Chase Bank, as successor to Chase Bank of Texas, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and any other indentures supplemental thereto reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities of this series and of the terms upon which the Securities of this series are issued and are to be authenticated and delivered. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $250,000,000; provided that the Company may from time to time or at any time, without the consent of the Holders of the Securities of this series, issue additional Senior Notes, which additional Senior Notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Senior Notes. By the terms of the Indenture, additional Securities of other separate series, which may vary as to date, aggregate principal amount, Stated Maturity, interest rate or method of calculating the interest rate, redemption provisions and in other respects as therein provided, may be issued in an unlimited amount.

The Securities of this series will be redeemable, in whole or in part, at the option of the Company, upon not less than 30 or more than 60 days’ notice by first-class mail, postage prepaid, to the Holders of such Securities at their addresses in the Security Register for such series, on any date (a “Redemption Date”) prior to May 1, 2005 at a redemption price equal to the greater of (a) 100% of their principal amount of the Securities of this series to be redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon as if the Securities of this series were to be redeemed at the Applicable Redemption Price on May 1, 2005 (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date, all as calculated by an Independent Investment Banker and delivered to the Trustee; provided, however, that installments of interest on Securities of this series that are due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holders of such Securities, registered as such at the close of business on the relevant Record Date according to their terms and provisions of the Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, plus 0.45%.

“Comparable Treasury Issue” means, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities having a maturity comparable to the remaining term of the Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities”, or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Reference Treasury Dealer” means Barclays Capital Inc. and CIBC World Markets Corp., and their respective successors; provided however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day immediately preceding such Redemption Date.

On or after May 1, 2005, the Securities of this series will be redeemable, in whole or in part, at the option of the Company, upon not less than 30 or more than 60 days’ notice by first-class mail, postage prepaid, to the Holders of such Securities at their addresses in the Security Register for such series, on a Redemption Date at the Applicable Redemption Price set forth below, plus interest accrued to but excluding the Redemption Date; provided, however, that installments of interest on the Securities of this series that are due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holders of such Securities, registered as such at the close of business on the relevant Record Date according to their terms and provisions of the Indenture. In addition, on or after May 1, 2005, the Securities of this series shall be redeemed by the Company at the Applicable Redemption Price set forth below, plus interest accrued to, but excluding, the applicable Redemption Date, in whole or in part, upon not less than 30 or more than 60 days’ notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, on a Redemption Date if and to the extent the Company or any of its Subsidiaries receives Securitization Proceeds (as defined hereinafter); provided, however, that installments of interest on the Securities of this series that are due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holders of such Securities, registered as such at the close of business on the relevant Record Date according to their terms and provisions of the Indenture. “Securitization Proceeds” means the proceeds of a securitization transaction in which the Company, pursuant to authorization from the Public Utility Commission of Texas, if required by applicable law, or other appropriate governmental authorization, transfers rights or other property to a Person formed as a special purpose entity in conjunction with a financing based on the Company’s right to recover “stranded costs” pursuant to the 1999 Texas Electric Choice Act (Senate Bill 7).

If redeemed during the 6 months beginning	Applicable Redemption Price*

May 1, 2005	102.50%
November 1, 2005	102.00
May 1, 2006	101.50
November 1, 2006	101.00
May 1, 2007	100.50
November 1, 2007	100.00

*	Stated as a percentage of the principal amount of the Securities of this series to be redeemed.

If less than all of the Securities of this series are to be redeemed, the Securities of this series will be redeemed on a pro rata basis by the Trustee from the Outstanding Securities of this series.

In the event of redemption of the Securities of this series in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance of (a) the entire indebtedness of the Securities of this series and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the unpaid principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of the Securities of this series shall be conclusive and binding upon such Holder and upon all future Holders of the Securities of this series and of any Securities of this series issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon the Securities of this series.

No reference herein to the Indenture and no provision of the Securities of this series or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on the Securities of this series at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of the Securities of this series is registrable in the Security Register, upon surrender of the Securities of this series for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on the Securities of this series are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of the Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of the Securities of this series for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name the Securities of this series are registered as the owner hereof for all purposes, whether or not the Securities of this series be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Holders of the Securities of this series are entitled to the benefits of the Registration Rights Agreement.

The Securities of this series are not subject to any sinking fund.

The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

All capitalized terms used but not defined in this Security shall have the meanings assigned to them in the Indenture.

EXHIBIT B

[FORM OF FACE OF EXCHANGE NOTE]

[IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT — UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMI\NEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

TEXAS-NEW MEXICO POWER COMPANY

6.125% SENIOR NOTES DUE 2008

$

No.	CUSIP

ISIN

TEXAS-NEW MEXICO POWER COMPANY, a corporation duly organized and existing under the laws of the State of Texas (herein called the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                          or registered assigns, the principal sum of $                                     on June 1, 2008, and to pay interest thereon from June 10, 2003, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year, commencing November 1, 2003, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment, and, subject to the terms of the Indenture hereinafter referenced, at the rate of 6.125% per annum (assuming a 360-day year consisting of twelve 30-day months) on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15th or October 15th (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on the Securities of this series will be made at the office or agency of the Company maintained for that purpose in the City of New York, State of New York or at the office or place of business of the Trustee or its successor in trust under the Original Indenture hereinafter referenced, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; [if this Security is not a global Security, insert — provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

Reference is hereby made to the further provisions of the Securities of this series set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture hereinafter referenced, this Security shall not be entitled to any benefits under the Indenture hereinafter referenced, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, TEXAS-NEW MEXICO POWER COMPANY has caused this Security to be duly executed.

Dated:	TEXAS-NEW MEXICO POWER COMPANY

BY
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date:
as Trustee,

by

Authorized Signatory

[FORM OF REVERSE OF EXCHANGE NOTE]

This Security is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the “Securities”), of the series hereinafter specified, all issued or to be issued under and pursuant to the Original Indenture dated as of January 1, 1999, as supplemented by the Second Supplemental Indenture, dated as of June 1, 2003 (as so supplemented, the “Indenture”), duly executed and delivered by the Company and JPMorgan Chase Bank, as successor to Chase Bank of Texas, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and any other indentures supplemental thereto reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Trustee and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities of this series and of the terms upon which the Securities of this series are issued and are to be authenticated and delivered. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $250,000,000; provided that the Company may from time to time or at any time, without the consent of the Holders of the Securities of this series, issue additional Senior Notes, which additional Senior Notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Senior Notes. By the terms of the Indenture, additional Securities of other separate series, which may vary as to date, aggregate principal amount, Stated Maturity, interest rate or method of calculating the interest rate, redemption provisions and in other respects as therein provided, may be issued in an unlimited amount.

The Securities of this series will be redeemable, in whole or in part, at the option of the Company, upon not less than 30 or more than 60 days’ notice by first-class mail, postage prepaid, to the Holders of such Securities at their addresses in the Security Register for such series, on any date (a “Redemption Date”) prior to May 1, 2005 at a redemption price equal to the greater of (a) 100% of their principal amount of the Securities of this series to be redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon as if the Securities of this series were to be redeemed at the Applicable Price on May 1, 2005 (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date, all as calculated by an Independent Investment Banker and delivered to the Trustee; provided, however, that installments of interest on Securities of this series that are due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holders of such Securities, registered as such at the close of business on the relevant Record Date according to their terms and provisions of the Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, plus 0.45%.

“Comparable Treasury Issue” means, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities having a maturity comparable to the remaining term of the Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding the Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities”, or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Reference Treasury Dealer” means Barclays Capital Inc. and CIBC World Markets Corp., and their respective successors; provided however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day immediately preceding such Redemption Date.

On or after May 1, 2005, the Securities of this series will be redeemable, in whole or in part, at the option of the Company, upon not less than 30 or more than 60 days’ notice by first-class mail, postage prepaid, to the Holders of such Securities at their addresses in the Security Register for such series, on a Redemption Date at the Applicable Redemption Price set forth below, plus interest accrued to but excluding the Redemption Date; provided, however, that installments of interest on the Securities of this series that are due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holders of such Securities, registered as such at the close of business on the relevant Record Date according to their terms and provisions of the Indenture. In addition, on or after May 1, 2005, the Securities of this series shall be redeemed by the Company at the Applicable Redemption Price set forth below, plus interest accrued to, but excluding, the applicable Redemption Date, in whole or in part, upon not less than 30 or more than 60 days’ notice by mail to the Holders of such Securities at their addresses in the Security Register for such series, on a Redemption Date if and to the extent the Company or any of its Subsidiaries receives Securitization Proceeds (as defined hereinafter); provided, however, that installments of interest on the Securities of this series that are due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the Holders of such Securities, registered as such at the close of business on the relevant Record Date according to their terms and provisions of the Indenture. “Securitization Proceeds” means the proceeds of a securitization transaction in which the Company, pursuant to authorization from the Public Utility Commission of Texas, if required by applicable law, or other appropriate governmental authorization, transfers rights or other property to a Person formed as a special purpose entity in conjunction with a financing based on the Company’s right to recover “stranded costs” pursuant to the 1999 Texas Electric Choice Act (Senate Bill 7).

Any Mandatory Securitization Redemption will be on a pro rata basis between the Securities of this series and amounts required to be paid under all other Senior Debt due to such securitization transaction.

If redeemed during the 6 months beginning	Applicable Redemption Price*

May 1, 2005	102.50%
November 1, 2005	102.00
May 1, 2006	101.50
November 1, 2006	101.00
May 1, 2007	100.50
November 1, 2007	100.00

*	Stated as a percentage of the principal amount of the Securities of this series to be redeemed.

In the event of redemption of the Securities of this series in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance of (a) the entire indebtedness of the Securities of this series and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the unpaid principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of the Securities of this series shall be conclusive and binding upon such Holder and upon all future Holders of the Securities of this series and of any Securities of this series issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon the Securities of this series.

No reference herein to the Indenture and no provision of the Securities of this series or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on the Securities of this series at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of the Securities of this series is registrable in the Security Register, upon surrender of the Securities of this series for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on the Securities of this series are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of the Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of the Securities of this series for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name the Securities of this series are registered as the owner hereof for all purposes, whether or not the Securities of this series be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Holders of the Securities of this series are entitled to the benefits of the Registration Rights Agreement.

The Securities of this series are not subject to any sinking fund.

The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

All capitalized terms used but not defined in this Security shall have the meanings assigned to them in the Indenture.

EXHIBIT C

[Form of Rule 144A Transfer Certificate]

CERTIFICATE TO TEXAS-NEW MEXICO POWER COMPANY

AND TRUSTEE

6.125% SENIOR NOTES DUE 2008

This is to certify that as of the date hereof with respect to U.S. $ [                        ] principal amount of the above-captioned securities presented or surrendered on the date hereof (the “Surrendered Notes”) for registration of transfer or for exchange where the securities issuable upon such exchange are to be registered in a name other than that of the undersigned Holder (each such transaction being a “transfer”), the undersigned Holder (as defined in the Indenture) of the Surrendered Notes represents and certifies for the benefit of Texas-New Mexico Power Company and JPMorgan Chase Bank (as successor to Chase Bank of Texas, N.A.) as Trustee, that the transfer of Surrendered Notes associated with such transfer complies with the restrictive legends set forth on the face of the Surrendered Notes for the reason checked below:

☐	The Surrendered Notes are being transferred to a person whom we reasonably believe is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) (a “QIB”) that purchases for its own account or for the account of one or more QIBs to whom notice has been given that the resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act; or

☐	The transfer of the Surrendered Notes complies with Rule 144 under the Securities Act;* or

☐	The Surrendered Notes are being transferred to the Company.

Capitalized terms used herein, but not defined herein, shall have the meaning assigned to such terms in the Indenture dated as of January 1, 1999 between the Company and JPMorgan Chase Bank (as successor to Chase Bank of Texas, N.A.), as trustee (the “Trustee”), as amended by the First Supplemental Indenture dated as of January 1, 1999 (the “First Supplemental Indenture”) between the Company and the Trustee and the Second Supplemental Indenture dated as of June 1, 2003 (the “Second Supplemental Indenture”) between the Company and the Trustee (the “Indenture”).

*	These transfers may require an opinion of counsel.

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[Name of Holder]

Dated:                          ,

[To be dated the date of presentation or surrender]

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EXHIBIT D

[Form of Regulation S Transfer Certificate]

[Date]

Texas-New Mexico Power Company (the “Company”)

4100 International Plaza,

P.O. Box 2943

Forth Worth, TX 76113

Attention: General Counsel

JPMorgan Chase Bank (the “Trustee”)

[                                    ]

[                                    ]

Attention: [                        ]

Dear Ladies and Gentlemen:

In connection with our proposed transfer of $                             aggregate principal amount of 6.125% Senior Notes Due 2008 (the “Notes”) of the Company, we confirm that:

(a)	the offer of the Notes was not made to a person in the United States;

(b)	either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

(c)	no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(d)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

In addition, if the sale is made during the Distribution Compliance Period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

The Company and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any

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administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:
	Authorized Signature	Signature Medallion Guarantee

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